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                                   Exhibit 4.4

Series 2002-1 Prospectus, dated January 7, 2002, and Prospectus Supplement, dated January 9, 2002 (as filed with the Securities and Exchange Commission on January 10, 2002 pursuant to Rule 424(b)(2) and incorporated herein by reference thereto).